UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported)      May 15, 2008
Toreador Resources Corporation

(Exact Name of Registrant as Specified in Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

0-02517	75-0991164

(Commission File Number)	(IRS Employer Identification No.)

13760 Noel Road, Suite 1100 Dallas, Texas	75240

(Address of Principal Executive Offices)	(Zip Code)
(214) 559-3933

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Amendment No. 3 to 2005 Long-Term Incentive Plan
     On May 15, 2008, the stockholders of Toreador Resources Corporation (“Toreador”) approved Amendment No. 3 (the “Amendment”) to the Toreador 2005 Long-Term Incentive Plan (the “Plan”) which (i) increased the authorized number of shares of Toreador common stock available under the Plan from 750,000 to 1,750,000 shares; (ii) made all of the shares under the Plan available for incentive stock options; (iii) increased for any executive officer in any calendar year the number of stock options or stock appreciation rights that any executive officer can receive to stock options and stock appreciation rights relating to 150,000 shares of common stock from 50,000 shares of common stock; (iv) increased for any executive officer in any calendar year the number of shares relating to restricted stock, restricted stock units, performance awards or other awards to 150,000 shares of common stock from 50,000 shares of common stock; and (v) increased for any executive officer in any calendar year the maximum number of awards to be granted under the Plan to 300,000 shares from 100,000 shares.
Grant of Restricted Stock and Stock Options to Nigel Lovett
     As described in the Current Report filed on March 18, 2008, on March 12, 2008, Nigel Lovett entered into a new employment agreement with Toreador. As part of the new employment agreement, as soon as the Amendment to the Plan was approved to permit the granting of such number of shares, Toreador was to grant Mr. Lovett (i) 100,000 shares of restricted stock which were to vest equally over three years beginning on the first anniversary of the date of grant of the award if he were still employed on such dates and (ii) options to purchase 100,000 shares of common stock with an exercise price equal to the fair market value of the common stock on the date of grant which options were to vest equally over three years beginning on the first anniversary of the date of grant of the award if he were still employed on such dates. As mentioned above, on May 15, 2008 the Amendment was approved by Toreador’s stockholders and Toreador granted Mr. Lovett the 100,000 shares of restricted stock which vest equally on May 15, 2009, May 15, 2010 and May 15, 2011 if Mr. Lovett is still employed on such dates. Also, on May 15, 2008, Toreador granted Mr. Lovett stock options exercisable into 100,000 shares of common stock at an exercise price of $7.88 per share. The stock options vest equally on May 15, 2009, May 15, 2010 and May 15, 2011 if Mr. Lovett is still employed on such dates.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits

Pursuant to General Instruction B.2 of Form 8-K, the following exhibit is furnished with this Form 8-K.
10.1	Amendment No. 3 to Toreador Resources Corporation 2005 Long-Term Incentive Plan (previously filed as Exhibit 4.7 to the Registration Statement on Form S-8 (333-150930) filed with the Securities and Exchange Commission on May 15, 2008, File No. 0-2517, and incorporated herein by reference).
* * * * *

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOREADOR RESOURCES CORPORATION
Date: May 21, 2008
	By:	/s/ Nigel J. Lovett
Nigel J. Lovett, President and Chief
Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amendment No. 3 to Toreador Resources Corporation 2005 Long-Term Incentive Plan (previously filed as Exhibit 4.7 to the Registration Statement on Form S-8 (333-150930) filed with the Securities and Exchange Commission on May 15, 2008, File No. 0-2517, and incorporated herein by reference).